Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K/A




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): June 29th, 1999




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)


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ITEM  1.  Changes in Control of Registrant                      Not Applicable

ITEM  2.  Acquisition or Disposition of Assets                  Not Applicable

ITEM  3.  Bankruptcy or Receivership                            Not Applicable

ITEM  4.  Changes in Registrant's Certifying Accountant         Not Applicable

ITEM  5.  Other Materially Important Events

On September 18th, 1999, pursuant to a Stock Purchase Agreement dated September 18th, 1999 (the "Stock Purchase Agreement") by and among the Registrant ("Buyer"), Intercare Diagnostics, Inc. (a California Corporation) ("Seller"), the Registrant purchased 51,000 shares of Common Stock at 0 par value, representing 51% of all the issued and outstanding shares of the "Seller" in exchange for "Banner" Advertisement and Promotion of Intercare Products and Services on all high traffic websites of the Registrant, as well as assumption of current and future software development costs and debts of the "Seller"

ITEM  6.  Resignation of Registrant's Directors

Director Charles O. Okehie provided to the Board of Directors the letter of resignation for his position as the President, Secretary, Treasurer and Director of the Corporation, dated August 5, 1999, with effective retroactive date of June 29, 1999. The Board of Directors approved and authorized his resignation.

Meridian Holdings, Inc., has not designated a person to act as a Director of the Corporation, rather Meridian Holdings chooses to leave the seat vacant, with the new member being elected at the upcoming December 11 1999 annual share holder meeting.

Anthony C. Dike, was elected to serve in additional capacity as the secretary of the Corporation, until his successor has been duly elected and qualified, or until his earlier resignation or removal.

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
            (None)

     (c)    EXHIBITS.

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  A   -   Stock  Purchase  Agreement, dated as of September 18th, 1999, by and among the Registrant,  and Intercare Diagnostics, Inc.
                 a California  Corporation.

Exhibit  B   -   Written  Consent  of  the  Directors  of  The  Registrant
                 authorizing  the  Stock  Purchase.

Exhibit  C   -   Written  Consent  of  the Directors of Intercare Diagnostics,
                 Inc., authorizing the Stock Sale.

Exhibit  D   -   Form  of  Press  Release


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                  (Registrant)

Date:  September 20th, 1999        By:/s/  Anthony  C.  Dike
                                   ---------------------------------------------
                                           Anthony  C.  Dike
                                           (Chairman, Chief Executive Officer,
                                           and Chief Financial  Officer)


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                                    EXHIBIT A


                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement is made and entered into this 18th day of September 1999 between Intercare Diagnostics, Inc., ("Seller") a California Corporation and Meridian Holdings, Inc. ("Purchaser") a Colorado Corporation .

     Whereas Seller is a Biomedical Software Manufacturing Company and a State of California Corporation with 100,000 shares (0 par value) of Common Stock authorized.

Whereas Seller wishes to sell and Purchaser wishes to purchase said shares; Now, therefore, for good and valuable consideration of the mutual covenants set forth herein, it is agreed as follows:

Purchase  Price
---------------

     Seller will convey and transfer at closing to Purchaser 51,000 shares of Common Stock (0 par value) of Intercare Diagnostics, Inc. in exchange for the following:

     (i) Unlimited banner advertisement of Sellers Software Products and Services at prime Websites of Purchasers Internet Domain Name offerings.
     (ii) Purchaser assumption of current and future software enhancement and development costs of Sellers software products which includes
             a). The Mirage Systems Body Pain Trigger Points Software programs (Both Macintosh and Windows versions)
             b). The Mirage Systems Multimedia Biofeedback Software Programs (Both Macintosh and Windows versions)
             c). The Mirage Systems Internet-based Healthcare Transaction Management Software Program
             d). The Mirage Systems Stress Profiling Software Programs (Both Macintosh and Windows versions)
             e). The Mirage Systems Electro-Diagnostics Scan Site Program (Both Macintosh and Windows versions)
     (iii)   Purchaser  will  assume  the  following  debts  of  the  Seller
             a). Debt owed to United States Small Business Administration in the amount of $40,000.
             b).  Debt owed to MMG  Investments, Inc, in the amount of $500,000.

Title  to  Stock
----------------

     On the day of closing, the Seller will be the owner of the aforesaid shares and shall have full right and authority to convey all 51,000 shares ( 0 par value) and such shares will be free and clear of any and all liens, mortgages, pledges, or other rights or encumbrances whatsoever, disclosed or undisclosed.

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Specifically,  there  are no beneficial owners of such shares or any interest in or to any such shares other than the Seller. Upon surrender of the shares to Purchaser for the consideration set forth herein, the Purchaser shall be deemed to have obtained good and merchantable title to said shares as well as a Majority Shareholder of Intercare Diagnostics, Inc., which will now become a subsidiary of Meridian Holdings, Inc.

Closing
-------

     Closing shall take place on September 20th, 1999 at 900 Wilshire Blvd., Suite 500, Los Angeles, CA 90017.

Expenses
--------

     The Seller shall pay its own fees and expenses incurred in connection with the proposed sale of shares, and all fees and expenses incurred by the Purchaser in connection with the proposed sale of the shares shall be paid by the Purchaser.

Parties  in  Interest
---------------------

     The terms and conditions of this agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto.

Governing  Law
--------------

     This Agreement shall be construed and enforced in accordance with the laws of the state of California.



Purchaser                                   Seller
Meridian Holdings  Inc.                     Intercare  Diagnostics,  Inc.

/s/  Anthony  C.  Dike                         /s/  Margie  R.  Dike,  PhD
--------------------------                 ---------------------------------
     Anthony  C.  Dike, MD                          Margie  R.  Dike,  PhD.
     Chairman/CEO                                   Executive Vice President

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
                                    EXHIBIT B

                                 WRITTEN CONSENT

                               OF THE DIRECTORS OF

                             MERIDIAN HOLDINGS, INC.
                             A Colorado corporation


Pursuant to the authority of Section 7-108 of the Colorado Business Corporation Act, the undersigned, being the Sole Director of Meridian Holdings, Inc., a Colorado corporation, does hereby adopt the following recitals and resolutions:


1.     Stock  Purchase  Agreement

     WHEREAS, it has been deemed in the best interests of this corporation to purchase 51,000 shares of Common Stock at 0 par value of Intercare Diagnostics, Inc ("Seller") a California Corporation, pursuant to a Stock Purchase Agreement (the "Agreement") by and between this corporation and Seller; and

WHEREAS, there has been provided to the Board of Directors, a form of the Agreement (attached hereto as "Exhibit A" and incorporated herein by reference) for consideration and approval.

NOW THEREFORE BE IT RESOLVED, that the Agreement attached hereto as Exhibit A and provided to the Sole Director, pursuant to which among other things, the following actions are authorized: (i) Seller will sell, convey, assign, transfer and deliver to the corporation 51,000 shares of Common Stock at 0 par value of Intercare Diagnostics, Inc., a California Corporation. (ii) In consideration for the sale, conveyance, assignment, transfer, and delivery of the Acquired Stock, this corporation will assumed all the obligations and liabilities of the Seller as defined in the Stock Purchase Agreement subtitle "Purchase Price" (attached
                                                      ----------------
hereto  as  "Exhibit  A"  and  incorporated  herein  by  reference)

RESOLVED FURTHER, that the officers of this corporation be, and each of them acting alone hereby is authorized and empowered to execute and deliver, or cause to be executed and delivered, in the name and on behalf of this corporation, the Agreement and any Related Agreements to which this corporation is party, each in substantially the form of the drafts of such documents presented to the Sole Director but with such change therein or amendments thereto as any officer of this corporation shall approve, such approval to be conclusively evidenced by such officer's execution thereof, and

2.     General  Authority

RESOLVED, that the officers of this corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of this corporation and in its name to execute, deliver and cause the performance of all such further documents and to take such further actions as such officer, or any of them, may in their discretion deem necessary, appropriate or advisable in order to carry out and perform the intent of the foregoing resolutions.


Dated September 18, 1999


                                   /s/  Anthony  C.  Dike
                                   -------------------------------
                                   Anthony  C.  Dike, Chairman/CEO


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
                                    Exhibit C

                                 WRITTEN CONSENT

                               OF THE DIRECTORS OF

                           INTERCARE DIAGNOSTICS, INC.
                            a  California corporation

Pursuant to the authority of Section 153 of the California Corporation Code (the "Code"), the undersigned, being the Directors of Intercare Diagnostics, Inc., a California corporation, does hereby adopt the following recitals and resolutions:


3.   Stock  Purchase  Agreement

     WHEREAS, it has been deemed in the best interests of this corporation to Sell 51,000 shares of its Common Stock at 0 par value (the "Seller") pursuant to a Stock Purchase Agreement (the "Agreement") by and between this corporation and Meridian Holdings, Inc. (the "Purchaser") a Colorado Corporation; and

     WHEREAS, there has been provided to the Board of Directors, a form of the Agreement (attached hereto as "Exhibit A" and incorporated herein by reference) for consideration and approval.

     NOW THEREFORE BE IT RESOLVED, that the Agreement attached hereto as Exhibit A and provided to the Directors, pursuant to which among other things, the following actions are authorized: (i) Seller will sell, convey, assign, transfer and deliver to the corporation 51,000 shares of Common Stock at 0 par value of the Corporation to Meridian Holdings, Inc. (ii) In consideration for the sale, conveyance, assignment, transfer, and delivery of the Acquired Stock, this Meridian Holdings, Inc., will assumed all the obligations and liabilities of the Seller as defined in the Stock Purchase Agreement subtitle "Purchase Price"
                                                                ----------------
(attached  hereto  as  "Exhibit  A"  and  incorporated  herein  by  reference)


     RESOLVED FURTHER, that the officers of this corporation be, and each of them acting alone hereby is authorized and empowered to execute and deliver, or cause to be executed and delivered, in the name and on behalf of this corporation, the Agreement and any Related Agreements to which this corporation is party, each in substantially the form of the drafts of such documents presented to the Sole Director but with such change therein or amendments thereto as any officer of this corporation shall approve, such approval to be conclusively evidenced by such officer's execution thereof, and

1.   General  Authority

     RESOLVED, that the officers of this corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of this corporation and in its name to execute, deliver and cause the performance of all such further documents and to take such further actions as such officer, or any of them, may in their discretion deem necessary, appropriate or advisable in order to carry out and perform the intent of the foregoing resolutions.


Dated September 18, 1999


                                    /s/  Margie  R.  Dike
                                    ---------------------------------------
                                         Margie  R. Dike, PhD,
                                         Executive Vice President/Director


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
                                    EXHIBIT D

                              FORM OF PRESS RELEASE

                            MERIDIAN  HOLDINGS,  INC.


COMPANY  PRESS  RELEASE
Monday  September  20,  1999  --  9  A.M.  Eastern  Standard  Time


MERIDIAN  HOLDINGS  ANNOUNCES  THE  ACQUISITION OF 51% OF INTERCARE DIAGNOSTICS,
INC.

Los Angeles, California -- (Business Wire) -- September 20, 1999 ---- Meridian Holdings, Inc. (NASDAQ - Bulletin Board: MEHO) (http://www.meho.net), today announced the acquisition of a 51% interest in Intercare Diagnostics, Inc. (http://www.intercare.com), a California Corporation and United States FDA registered Biomedical Software Development Company located in the city of Inglewood, California, in exchange for "Banner" Advertisement and Promotion of Intercare Products and Services on all high traffic websites of Meridian Holdings, Inc., as well as assumption of current and future software development costs and debts of Intercare.

Intercare has developed several healthcare related software programs including the Mirage Systems Biofeedback Interface, the first United States FDA approved software program for relaxation, self-regulation and biofeedback training, Body Pain Trigger Points and most recently released version 5.0 Mirage Systems Internet-based Healthcare Transaction Management software, all with a street market value of over $5,000,000.

Recently, Intercare signed a distribution agreement with DigitalRiver Corporation (http://www.digitalriver.com), a major Internet Distributor of Software Programs, to market its software to various retail channels, including but not limited; to Walmart, CompUSA, etc, as well as electronic download sales over the Internet. The projected revenue from software sales over the next 12 months is approximately $2,000,000.

Under this stock purchase agreement, Intercare will become a subsidiary of Meridian Holdings, Inc.

                                      ####

FOR  FURTHER  INFORMATION  REGARDING  THE  COMPANY,  CONTACT:

MERIDIAN  HOLDINGS,  INC.                      HIGH  DESERT  CONSULTANTS,  INC.
CONTACT:  ANTHONY  C.  DIKE                    CONTACT:  THOMAS  R.  MEINDERS
900  WILSHIRE  BOULEVARD                       4729  LOMAS  SANTE  FE  STREET
SUITE  500                                     LAS  VEGAS,  NEVADA  89147-6028
LOS  ANGELES,  CALIFORNIA  90017               TEL:  (702)  220-3120
TEL:  (213)  627-8878                          FAX:  (702)  220-4332
E-MAIL:  ACDIKE@CAPNET.COM                     E-MAIL:  MEINDERS@AOL.COM
         -----------------
URL:  http://www.capnet.com


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From  time  to  time, the Company may issue press releases that contain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the Safe Harbor created by those sections. This material may contain statements about expected future events and/or financial results that are forward-looking in nature and subject to risks and uncertainties. For those statements, the Company claims the protection of the Safe Harbor for forward-looking statement provisions contained in the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be "forward looking statements". "Forward looking statements" are based upon expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those anticipated. "Forward looking statements" in this action may be identified through the use of words such as "expects", "will", "anticipates", "estimates", "believes" or by statements indicating certain actions "may", "could", or "might" occur.


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